UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

RAFAEL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RAFAEL HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(212) 658-1450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	11:30 a.m., local time, on Thursday, January 9, 2025.
PLACE:	Rafael Holdings, Inc.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102.
ITEMS OF BUSINESS:

1. To elect five directors, each for a term of one year.

2. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2025.

3. To approve an amendment to the Rafael Holdings, Inc. 2021 Equity Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 750,000.

4. To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record as of the close of business in New York, New York on November 12, 2024.
PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How Do I Vote?”
ANNUAL MEETING IN-PERSON ADMISSION:

If you were a stockholder of record as of close of business in New York, New York on November 12, 2024, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of November 12, 2024 with you to the Annual Meeting, as well as a form of personal photo identification.

The Company requests that any stockholder seeking to attend the Annual Meeting in person first email the Company’s investor relations department at invest@rafaelholdings.com to RSVP.

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at invest@rafaelholdings.com or by calling Rafael Holdings Investor Relations at (212) 658-1450 ext. 7.

Important Notice Regarding the Availability of Proxy Materials for
the Rafael Holdings, Inc. Stockholders Meeting to be Held on JANUARY 9, 2025:
The Notice of Annual Meeting and Proxy Statement and the Company’s Fiscal 2024 Annual Report on Form 10-K are available at:

https://rafaelholdings.irpass.com/Annual_Reports

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Corporate Secretary

Newark, New Jersey
November 19, 2024

RAFAEL HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(212) 658-1450

PROXY STATEMENT

GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of Rafael Holdings, Inc., a Delaware corporation (the “Company” or “Rafael”) as of the close of business in New York, New York on November 12, 2024, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, January 9, 2025 at 11:30 a.m., local time, at the Company’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock”) present at the Annual Meeting or represented by proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about November 27, 2024.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the shares of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, New York on Monday, November 12, 2024 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 24,674,150 shares issued and outstanding and entitled to vote at the Annual Meeting, consisting of 787,163 shares of Class A Common Stock and 23,886,987 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How Do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matters to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock (voting together as a single class), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1), — the ratification of the appointment of the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2025 (Proposal No. 2), and the adoption of an amendment to the Company’s 2021 Equity Incentive Plan (as amended and restated to date, the “2021 Plan”) (Proposal No. 3). This means that the number of votes cast “for” a Proposal must exceed the number of votes cast “against” that Proposal. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1), the adoption of an amendment to the 2021 Plan (Proposal No. 3) or on any stockholder proposal or other matter raised at the Annual Stockholders Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. However, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2025 (Proposal No. 2), even if the broker does not receive voting instructions from you.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report on Form 10-K for the Fiscal Year ended July 31, 2024 (the “2024 Annual Report”) and this Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate 2024 Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-3500, and we will promptly forward to such stockholder a separate 2024 Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the 2024 Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

Fiscal Year

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2024 refers to the Fiscal Year ended July 31, 2024).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the New York Stock Exchange’s corporate governance listing requirements available to it as a “controlled company”.

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at https://rafaelholdings.irpass.com/Governance and in print to any stockholder upon written request to the Corporate Secretary. The Company qualifies as a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chairman of the Board of Directors and Executive Chairman. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors, all of whom are director nominees, are independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual and that each of the Compensation and Corporate Governance Committees are in fact comprised entirely of independent directors.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation, Corporate Governance and Nominating Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at https://rafaelholdings.irpass.com/Governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange Listed Company Manual definitions of independence, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.      During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.      During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.      (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.      Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.      The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $1,000,000 or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax-exempt organizations to determine if such director qualifies as independent.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Stephen M. Greenberg, Mark N. Stein, and Michael J. Weiss is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the director nominees, and each member or nominee who currently serves as a member of the Audit, Compensation, Corporate Governance or Nominating Committee, is independent.

As used herein, the term “non-employee director” shall mean any director who is not an employee of, or consultant to, the Company, and who is deemed to be independent by the Board of Directors. Therefore, Howard Jonas and Susan Y. Bernstein are not non-employee directors and Stephen Greenberg, Mark Stein, and Michael Weiss are non-employee directors. None of the non-employee directors had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a director.

Director Communications

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, with the lead independent director (currently Stephen Greenberg) or the non-employee directors as a group, should submit their written comments c/o Lead Independent Director at our principal executive offices, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102. The lead independent director will review any such communication at the next regularly scheduled Board meeting unless, in his judgment, earlier communication to the Board is warranted. If a stockholder communication raises concerns about the ethical conduct of the Company or its management, it should be sent directly to our Corporate Secretary, Joyce J. Mason, Esq., at our principal executive offices, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate, our Chairman of the Board and he/they will take such actions as he/they deem necessary to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at her discretion, any director communication that falls into any of the following categories:

•        Obscene materials;

•        Unsolicited marketing or advertising material or mass mailings;

•        Unsolicited newsletters, newspapers, magazines, books and publications;

•        Surveys and questionnaires;

•        Resumes and other forms of job inquiries;

•        Requests for business contacts or referrals;

•        Material that is threatening or illegal; or

•        Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•        Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•        Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors held four regularly scheduled meetings and a total of six meetings (including the four regularly scheduled meetings) in Fiscal 2024. In Fiscal 2024, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the Board of Directors at the time of the 2024 Annual Meeting of stockholders attended that meeting.

Board of Directors Leadership Structure and Risk Oversight Role

Howard Jonas has served as Chairman of the Board since the Company’s inception. From March 8, 2018 until April 30, 2021, he also served as Chief Executive Officer, and since June 13, 2022, has also served as the Company’s Executive Chairman. As Chairman of the Board, Howard Jonas continues to provide overall leadership to the Board of Directors in its oversight function. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees discussed below, each of which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board role.

The Board of Directors, directly and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The New York Stock Exchange Listed Company Manual requires that the independent directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors.

Stephen Greenberg, a non-employee director, has served as the “Lead Independent Director,” since March 26, 2018.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversee certain aspects of risk management and report their respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning.

Board Committees

The Board of Directors established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

Audit Committee

The Audit Committee consists of Stephen Greenberg (Chairman), Mark Stein and Michael Weiss, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee held four regularly scheduled meetings during Fiscal 2024. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that (i) all of the members of the Audit Committee are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3(b) under the Securities Exchange Act of 1934, (ii) all of the members of the Audit Committee are financially literate, and (iii) that Mr. Greenberg qualifies as an “audit committee financial expert” in accordance with the SEC rules.

Compensation Committee

The Compensation Committee consists of Michael Weiss (Chairman), Stephen Greenberg and Mark Stein. The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) and the 2021 Plan. The Compensation Committee is also responsible for recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee is also responsible for the administration of the Company’s Compensation Clawback Policy, which the Company recently adopted. The Compensation Committee held five meetings (including four regularly scheduled meetings) during Fiscal 2024. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that the members of the Compensation Committee are independent within the applicable New York Stock Exchange listing standards and the categorical standards set forth above.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has served as an officer or employee of the Company or has any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served or serves on the compensation committee (or other board committee performing equivalent functions) of any company that employed or employs as an executive officer any member of the Company’s Compensation Committee.

Corporate Governance Committee

The Corporate Governance Committee consists of Stephen Greenberg (Chairman), Mark Sein and Michael Weiss. The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the annual self-evaluations of the Board of Directors, the Audit Committee, the Compensation Committee and Nominating Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee held six meetings (including four regularly scheduled meetings) in Fiscal 2024. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that all of the members of the Corporate Governance Committee are independent within the applicable New York Stock Exchange listing standards and the categorical standards set forth above.

Nominating Committee

The Nominating Committee currently consists of Michael Weiss (Chairman) and Stephen Greenberg. The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Board of Directors has determined that both of the members of the Nominating Committee are independent within the applicable New York Stock Exchange listing standards. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held three meetings during Fiscal 2024.

FISCAL 2024 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2024 was comprised of cash compensation and equity compensation, consisting of awards of restricted shares of Class B Common Stock. Each of these components is described in more detail below.

Pursuant to the 2021 Plan, the aggregate amount of equity and cash compensation payable to a non-employee director shall not exceed $750,000 per fiscal year, provided, however, that such amount shall not exceed $1,000,000 for the fiscal year in which a non-employee director is initially elected or appointed to the Board. The 2021 Plan does not explicitly provide for any restricted stock or option grants to non-employee directors and any such grants will be determined by the Compensation Committee.

Each non-employee director of the Company who attended at least 75% of the regularly scheduled meetings of the Board of Directors during a calendar year will receive an annual grant of restricted shares of our Class B Common Stock to be calculated based on the average closing price of our Class B Common Stock during the preceding December. The cash retainer and the stock grant will be pro-rated based on the month in which a director joins or departs from the Board.

For Fiscal 2024, each non-employee director continued to receive an annual cash retainer of $25,000 (or pro-rated portion thereof) and an annual grant of shares of our Class B Common Stock, which are fully vested immediately upon grant, with a value of $50,000 (or a pro-rated portion thereof for non-employee directors who did not serve in that capacity for the entire year), which was calculated based on the average closing price of our Class B Common Stock during the preceding December. A grant of 27,655 shares of our Class B common stock (18,437 in the case of Boris C. Pasche, who only served as a non-employee director for a portion of the calendar year until August 7, 2023) was made to each non-employee director on January 5, 2024 and these shares vested in full immediately upon grant.

The Compensation Committee believes that our non-employee director compensation is fair and appropriate in light of the responsibilities and obligations of our non-employee directors. The Compensation Committee will periodically review our non-employee director compensation practices. Directors do not receive any annual fees for committee service (except fees for serving on a special committee), nor are there any additional fees paid to the lead independent director or for other board or committee roles.

Fiscal 2024 Director Compensation Table

The following table lists the Fiscal 2024 compensation for each person who served as a non-employee director during Fiscal 2024. This table does not include compensation to Howard Jonas, who is not a non-employee director, served as director and named executive officer for Fiscal 2024 and whose compensation for that role is set forth in the Executive Compensation section of this Proxy Statement, or for Rachel Jonas and Susan Bernstein, as they were not non-employee directors, and, thus, did not receive compensation for their service as directors during Fiscal 2024. Rachel Jonas (who resigned on October 25, 2023), Boris Pasche (who resigned on August 7, 2023) and Mark A. McCamish (who resigned on August 5, 2024) no longer serve as directors of the Company.

Name	Dates of Board Service During Fiscal 2024	Fees Earned or Paid in Cash ($)	Fees Earned or Paid in Stock ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Stephen M. Greenberg	08/01/2023 – 07/31/2024	$25,000	$—	$50,056	(1)	$—	$75,056
Mark A. McCamish	08/01/2023 – 07/31/2024	$25,000	$—	$50,056	(1)	$—	$75,056
Boris C. Pasche	08/01/2023 – 08/07/2023	$16,667	$—	$33,371	(2)	$—	$50,038
Michael J. Weiss	08/01/2023 – 07/31/2024	$25,000	$—	$50,056	(1)	$—	$75,056

____________

(1)      Represents the grant date fair value of an award of 27,655 shares of the Company’s Class B Common Stock on January 5, 2024, computed in accordance with FASB ACS Topic 718R.

(2)      Represents the grant date fair value of an award of 18,437 shares of the Company’s Class B Common Stock on January 5, 2024, computed in accordance with FASB ACS Topic 718R.

As of July 31, 2024, non-employee directors (not including Drs. Pasche and Stein who were not directors as of July 31, 2024) held the following shares of Class B Common Stock granted for their service as directors. Non-employee directors did not hold any options to purchase shares of the Company’s capital stock as of July 31, 2024.

Name	Class B Common Stock
Stephen M. Greenberg	74,950
Mark A. McCamish	60,241
Michael J. Weiss	74,950

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including approval, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the Statement of Policy with respect to Related Person Transactions:

Howard Jonas beneficially owns a controlling interest in the Company. Howard Jonas’ total compensation during Fiscal 2024 is set forth in the Summary Compensation Table of this Proxy Statement.

On March 26, 2018, IDT Corporation (“IDT”) spun off the Company. In connection with the spin-off, IDT and the Company entered into a Transition Services Agreement, dated March 26, 2018 (the “TSA”), pursuant to which IDT, for which Howard Jonas serves as the Chairman of the Board, provides certain services to the Company. Trusts for the benefit of Howard Jonas’ nine children, if aggregated together, own a controlling interest in each of the Company and IDT. The services provided by IDT under the TSA include, but are not limited to: administrative, tax and legal. IDT billed the Company a total of $296,232 under the TSA during Fiscal 2024. As of July 31, 2024, the Company owed IDT $69,505.

IDT leased space from the Company in Jerusalem, Israel. IDT leased approximately 3,600 square feet of office space in Jerusalem, Israel. IDT paid the Company $0 for office rent during Fiscal 2024. As of July 31, 2024, IDT owed the Company $331,861 for office rent and parking.

Cornerstone Pharmaceuticals, Inc.

The Company beneficially owns 67% of the outstanding capital stock of Cornerstone Pharmaceuticals, Inc. (“Cornerstone Pharma”). Howard Jonas and David Polinsky each own an interest in Cornerstone Pharma and Howard Jonas serves as Chairman of the Board of Cornerstone Pharma while Bill Conkling, the Company’s Chief Executive Officer, serves on the Board of Cornerstone Pharma and John Goldberg, the Company’s Chief Medical Officer serves as Chief Executive Officer of Cornerstone Pharma. The following transactions have taken place between the Company and Cornerstone Pharma during Fiscal 2024:

•        On March 13, 2024, Cornerstone Pharma consummated a restructuring of its outstanding debt and equity interests (the “Cornerstone Restructuring”). As a result of the Cornerstone Restructuring, the Company became a 67% owner of the issued and outstanding common stock of Cornerstone (the “Cornerstone Acquisition”), and Cornerstone became a consolidated subsidiary of the Company.

•        The Company provided Cornerstone Pharma with administrative, finance, accounting, tax and legal services. In Fiscal 2024, the Company billed Cornerstone Pharma $190,800 and as of July 31, 2024, owed the Company $910,800.

During Fiscal 2024, the Company paid Sam Beyda, who serves as Chief Executive Officer and a Director of Day Three Labs, Inc. and is Howard Jonas’ son-in-law, a salary in the amount of $160,132.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock as of November 15, 2024 and the Class B Common Stock of the Company, (ii) each of the Company’s current directors and director nominees, and the Named Executive Officers, and (iii) all current directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them and except as otherwise noted, the address of the referenced individual is c/o Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on November 15, 2024, and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 787,163 shares of Class A Common Stock and 23,886,987 shares of Class B Common Stock. The number of shares of Class B Common Stock reported assume the conversion of all 787,163 currently outstanding shares of Class A Common Stock into shares of Class B Common Stock.

Name	Number of Shares of Class A Common Stock		Percentage of Ownership of Class A Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Powerδ
Howard S. Jonas 520 Broad Street Newark, NJ 07102	787,163	(1)	100%	821,374	(2)	6.5%	51.4%
I9 Plus, LLC(3) 153 Booth Ave. Englewood, New Jersey 07631				3,225,806		13.5%	6.8%
William Conkling				504,622	(4)	2.1%	1.1%
John Goldberg				62,500	(5)	*	*
Susan Y. Bernstein				3,200	(6)	*	*
Stephen M. Greenberg				74,950		*	*
Mark N. Stein				0		*	*
Michael J. Weiss				74,950		*	*
All directors, Named Executive Officers and other executive officers as a group (8) persons)				1,752,016	(7)	10.2%	53.1%

____________

*        Less than 1%.

δ        Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.

(1)      The shares are held by Rafael A Partners, L.P. Howard S. Jonas is the sole manager of the sole general partner of the limited partnership and, therefore, has sole voting and dispositive power over the shares of Class A common stock held by the limited partnership.

(2)      Consists of (i) 39,754 shares of Class B Common Stock, (ii) 119,262 restricted shares of Class B Common Stock that vest as follows: 39,754 on each of December 13, 2024, March 13, 2025 and June 13, 2025, (iii) 98,820 shares of Class B Common Stock held by the Jonas Foundation; and (iv) 563,538 shares of Rafael Class B Common Stock held by the Debbie Y. Jonas 2018 Dynasty Trust. The foregoing does not include (I) 3,000 shares of Class B Common Stock held by the Howard S. and Deborah Jonas Foundation, Inc., as Howard S. Jonas does not beneficially own these shares, (II) an aggregate of 5,265,049 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not hold or share voting or investment control over these shares, (III) 80,000 shares of the Company’s Class B Common Stock held by the 2012 Jonas Family, LLC (Howard S. Jonas is a minority equity holder of such entity), and (IV) 3,225,806 shares of Class B Common Stock held by I9 Plus, LLC, which is owned by trust for the benefit of Howard S. Jonas’ children, and managed by Howard S. Jonas’ immediate family member.

(3)      Owned by trusts for the benefit of Howard S. Jonas’ children, and managed by Howard S. Jonas’ immediate family member.

(4)      Consists of (i) 279,704 shares of Class B Common Stock and (ii) 224,918 restricted shares of Class B Common Stock that vest as follows: 38,983 quarterly, December 21, 2024, through September 21, 2025, 38,986 shares on December 21, 2025 and 10,000 shares on each of October 25, 2025, October 25, 2026 and October 25, 2027.

(5)      Consists currently exercisable options or options exercisable within the next sixty days to purchase shares of Rafael Class B Common Stock.

(6)      Consists of 1,600 shares of Rafael Class B Common Stock held directly and 1,600 shares of Rafael Class B Common Stock held by the Susan Bernstein A/C/F Zack Fredrich Bernstein U/NY/UGMA.

(7)      Consists of the shares set forth above with respect to the Named Executive Officers and directors, and the following shares of Class B Common Stock beneficially owned by the chief financial officer of the Company: (i) 57,920 shares of Class B Common Stock; (ii) 90,000 restricted shares of Class B Common Stock that vest as follows: 6,250 on each of December 21, 2024, March 21, 2025, June 21, 2025 and September 21, 2025; 3,750 on September 23, 2025; 6,250 on each of December 21, 2025, March 21, 2025, June 21, 2026, September 21, 2026, December 21, 2026; and 10,000 shares on each of October 25, 2025, October 25, 2026 and October 25, 2027; and (iii) currently exercisable options and option exercisable within the next sixty days to purchase an aggregate of 62,500 shares of Class B Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2024 except for a Form 3 that was filed late by John Goldberg on January 12, 2024.

EXECUTIVE COMPENSATION

EMPLOYMENT AND LETTER AGREEMENTS

Each of Howard Jonas, William Conkling and John Goldberg entered into employment agreements with the Company that provide for base compensation, payments, treatment of equity awards on termination of employment and various other terms of employment.

The following is a description of the material terms of the compensation provided pursuant to the employment agreements.

Howard Jonas:    The employment agreement between Howard Jonas and the Company, referred to as the Jonas Employment Agreement became effective as of June 13, 2022 (and was amended on July 12, 2022), and provides that Mr. Jonas (who also serves as Chairman of the Board) serve as the Executive Chairman of the Company commencing June 13, 2022 (the “Jonas Start Date”). The Jonas Employment Agreement has a term of five years (subject to extension unless either party elects not to renew) and provides that Mr. Jonas is entitled to receive (i) an annual base salary of $290,000 (the “Base Salary”), of which $250,000 is payable through the issuance of restricted shares of the Company’s Class B Common Stock (with the value of the shares based upon the volume weighted closing price of the Company’s Class B Common Stock on the NYSE on the thirty NYSE trading days ending with the NYSE trading day immediately preceding the issuance), to be issued within thirty days of the Jonas Start Date and each annual anniversary, and such shares vesting, contingent on Mr. Jonas remaining in continuous service to the Company, in substantially equal amounts on the three, six, nine and twelve month anniversaries of the Jonas Start Date or annual anniversary; (ii) a grant of restricted shares of the Company’s Class B Common Stock with a value of $600,000, issuable within 30 days of the Jonas Start Date (with the value of the shares based upon the volume weighted closing price of the Company’ Class B Common Stock on the NYSE on the thirty NYSE trading days ending with the NYSE trading day immediately preceding the issuance) and such shares, and vesting, contingent on Mr. Jonas’ remaining in continuous service to the Company, in substantially equal amounts on the first and second annual anniversaries of the Start Date; (iii) Mr. Jonas’ eligibility to receive bonuses and participate in equity grants made to senior employees of the Company, at levels determined by the Compensation Committee of the Company’s Board of Directors; and (iv) if Mr. Jonas’ employment is terminated without cause (as such term is defined the Jonas Employment Agreement), resigns for good reason (as such term is defined the Jonas Employment Agreement) or upon Mr. Jonas’s death or disability (as such term is defined in the Jonas Employment Agreement) and upon other conditions set forth in the Employment Agreement, Mr. Jonas will be entitled to (1) severance in the amount equal to twelve (12) months of any cash portion of his annual base salary; and (2) any restrictions with respect to any equity grants shall lapse, and any unvested equity grants in the Company or its subsidiaries shall vest.

The Jonas Employment Agreement defines “cause” as: (i) Mr. Jonas’ conviction for the commission of an act or acts constituting a felony under the laws of the United States or any state thereof; or (ii) Mr. Jonas’ willful and continued failure to substantially perform his duties thereunder (other than any such failure resulting from Mr. Jonas’ incapacity due to physical or mental illness), after written notice has been delivered to Mr. Jonas by the Company, which notice specifically identifies the manner in which Mr. Jonas has not substantially performed his duties, and Mr. Jonas’ failure to substantially perform his duties is not cured within ten (10) business days after notice of such failure has been given to Mr. Jonas. For purposes of the definition of “cause”, no act or failure to act on Mr. Jonas’ part shall be deemed “willful” unless done or omitted to be done, by Mr. Jonas not in good faith and without reasonable belief that Mr. Jonas’ act, or failure to act, was in the best interest of the Company.

The Jonas Employment Agreement defines “good reason” as: the occurrence (without Mr. Jonas’ express written consent) of (i) a material breach of the Agreement by the Company; (ii) assignment to Mr. Jonas of any duties inconsistent with Mr. Jonas’ status as an officer of the Company or a material adverse alteration in the nature or status of Mr. Jonas’ responsibilities; (iii) any purported termination of Mr. Jonas’ employment which is not effected pursuant to a notice of termination satisfying the requirement of the Jonas Employment Agreement; (iv) a material reduction in Mr. Jonas’ annual base salary; (v) relocation of Mr. Jonas’ principal place of employment to a location more than 50 miles outside of the Metropolitan New York City area; or (vi) a “Change in Control,” as defined in the 2021 Plan.

On July 1, 2024, Mr. Jonas’s cash portion of his base salary was raised to $44,000 for a total Base Salary of $294,000.

William Conkling:    In connection with Mr. Conkling’s election as Chief Executive Officer, the Company’s Board of Directors and its Compensation Committee approved the Letter Agreement with Mr. Conkling, dated January 20, 2022 (the “Conkling Letter Agreement”), which superseded and replaced in its entirety the Employment Agreement between Mr. Conkling and the Company, dated March 7, 2021, and provides, among other things, the following: (i) an annual cash base salary of $500,000; (ii) an annual target performance cash bonus of 50% of the base salary, entitlement to which and any amount thereof to be determined in the sole and absolute discretion of the Company’s Compensation Committee; (iii) a grant of 623,732 restricted shares of the Company’s Class B Common Stock that will vest as to 25% of the shares (including any anti-dilution grants) on December 21, 2022 (the “Initial Vesting Date”) and the remainder of the shares shall vest in twelve substantially equal amounts on or near each of the first through the twelfth quarterly anniversaries of the Initial Vesting Date; (iv) options previously granted to Mr. Conkling shall vest on September 30, 2026; and (v) at-will employment, provided that if Mr. Conkling’s employment is terminated without cause (as such term is defined in the Conkling Letter Agreement) or resigns for good reason (as such term is defined in the Conkling Letter Agreement) and upon other conditions set forth in the Conkling Letter Agreement, Mr. Conkling will be entitled to severance in the amount equal to (1) twelve (12) months of his annual base salary, (2) a pro-rated portion of the annual bonus for the fiscal year in which the termination occurs, and (3) to the extent not already paid, the annual cash bonus for the year preceding the termination date that Mr. Conkling would have received had he remained continuously employed by the Company through the payment date of such Annual Bonus, if any.

The Conkling Letter Agreement has a one-year term that will automatically renew for additional successive terms of one (1) year each unless either party provides notice to the other party at least ninety (90) days before January 31, 2023 or January 31st of any succeeding year that such party does not wish to renew the Conkling Letter Agreement, in which case both the Conkling Letter Agreement and Mr. Conkling’s employment shall automatically terminate on such January 31st. During the term of the agreement, Mr. Conkling is eligible to participate in the Company’s benefit plans.

Should Mr. Conkling be terminated due to his death or disability (as defined in the Conkling Letter Agreement), Mr. Conkling (or his estate in the event of death) shall receive all unpaid amounts of the annual base salary and all benefits generally eligible, if any, to which Mr. Conkling was entitled as of the date of termination.

If Mr. Conkling is terminated by the Company for “cause” or if Mr. Conkling resigns without “good reason”, the Company shall pay Mr. Conkling all unpaid amounts of the annual base salary and all benefits generally eligible, if any, to which Mr. Conkling was entitled as of the date of termination.

The Conkling Letter Agreement defines “cause” as: (i) commission of fraud, theft, embezzlement, or misappropriation of corporate assets in connection with Mr. Conkling’s employment, or conviction of a felony under the laws of the United States or any state thereof; (ii) commission of willful or grossly negligent acts or omissions which result in an assessment of a criminal or material civil penalty against Mr. Conkling, the Company, or its affiliates; (iii) commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his lawful duties or responsibilities which have or may be expected to have an adverse effect on the Company or its affiliates; (iv) commission of any serious offense that results in or would reasonably be expected to result in financial harm, negative publicity or other material harm to the Company or its affiliates; (v) engaging in any act covered by Rule 506(d) of Regulation D under the Securities Act of 1933, as amended, and/or engaging in any act, or existence of any circumstances that would, in the reasonable judgment of the Company, be harmful to the Company’s ability to have its common stock be granted approval to list, or continue to be listed, on the NYSE, American, or Nasdaq exchanges; (vi) willful or continued failure to substantially perform Mr. Conkling’s duties under the Conkling Letter Agreement (other than any such failure resulting from Mr. Conkling’s incapacity due to physical or mental illness or disability); (vii) willful or continued failure to perform an act permitted by the Company’s rules, policies, or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics that is within his material duties under the Conkling Letter Agreement (other than by reason of physical or mental illness or disability) or directives of the Company’s Board of Directors, or material breach of the terms of the Conkling Letter Agreement, of the Non-Disclosure and Non-Competition Agreement between the Company and Mr. Conkling, or Company policy; (viii) breach of any fiduciary duty owed to the Company or its affiliates; (ix) misappropriation of the Company’s or its affiliates’ funds or property; (x) extended unexcused absence; or (xi) knowing and intentional misrepresentation or concealment of material information regarding the Company from the Company’s Board or its Chairman.

The Conkling Letter Agreement defines “good reason” as: the occurrence (without Mr. Conkling’ consent) of (i) a material reduction of Mr. Conkling’s responsibilities, or (ii) a relocation of Mr. Conkling’s principal place of employment more than fifty (50) miles outside of Newark, New Jersey.

On October 15, 2024, the Compensation Committee approved an increase of Mr. Conkling’s annual cash base salary to $537,126.

John Goldberg:    In connection with Mr. Goldberg’s election as Chief Medical Officer, the Company’s Board of Directors and its Compensation Committee approved the Letter Agreement with Mr. Goldberg, dated November 16, 2023 (the “Goldberg Letter Agreement”), which provides, among other things, the following: (i) an annual cash base salary of $425,000; (ii) an annual discretionary cash bonus in an amount up to 40% of the base salary, entitlement to which and any amount thereof to be determined in the sole and absolute discretion of the Company’s Compensation Committee; and (iii) an initial grant of options to purchase 250,000 shares of the Company’s Class B Common Stock that will vest as to 25% of the shares on each anniversary of the grant date; (iv) all unvested options shall terminate upon termination of Mr. Goldberg’s full-time employment with the Company; (v) additional equity grants will be determined in the sole discretion of the Company’s Compensation Committee and (vi) at-will employment with no set or fixed term.

During Mr. Goldberg’s employment, Mr. Goldberg is eligible to participate in the Company’s benefit plans.

On October 15, 2024, the Compensation Committee approved an increase of Mr. Goldberg’s annual cash base salary to $436,390.

POTENTIAL POST-EMPLOYMENT PAYMENTS

Certain of the Company’s executives who are party to employment agreements with the Company are entitled under such agreements to payments upon termination. The discussion below is based on the employment and letter agreements in effect as of July 31, 2024, and Company policy for Messrs. Jonas, Conkling and Goldberg.

For Mr. Jonas, the Company’s Executive Chairman, if his employment is terminated (i) by the Company with Cause (as defined in the Jonas Employment Agreement), or (ii) by Mr. Jonas without Good Reason (as defined in the Jonas Employment Agreement), Mr. Jonas shall be entitled to receive all accrued obligations to Mr. Jonas. In the event the Company terminates his employment without Cause, if Mr. Jonas terminates his employment for Good Reason or in the event of Mr. Jonas death or disability, Mr. Jonas shall be paid severance in the amounts and under the terms and conditions set forth above, any restrictions with respect to any equity grants shall lapse, and any unvested equity grants in the Company or its subsidiaries shall vest immediately.

For Mr. Conkling, the Company’s Chief Executive Officer if his employment is terminated (i) due to his death or disability, (ii) by the Company with Cause (as defined in the Conkling Letter Agreement), or (iii) by Mr. Conkling without Good Reason (as defined in the Conkling Letter Agreement), Mr. Conkling (or his estate) shall be entitled to receive all unpaid amounts (A) of annual base salary, if any, to which Mr. Conkling was entitled as of the date of termination and (B) to which Mr. Conkling was then entitled under any benefits generally available. In the event the Company terminates his employment without Cause or if Mr. Conkling terminates his employment for Good Reason, Mr. Conkling shall be paid severance in the amounts and under the terms and conditions set forth above and any unvested shares of the Company’s Class B Common Stock shall continue to vest for six months following the date of termination.

Please see the section above entitled “Employment Agreements” for more details on these payments and the employment agreements of these executive officers, generally.

In addition to, but not duplicative of, rights pursuant to the Employment Agreements, under Company policy, a Named Executive Officer (other than the Executive Chairman) whose employment is (i) terminated without cause or who resigns for good reason will be entitled to a prorated portion of the Named Executive Officer’s target annual bonus for the year in which termination occurs; and (ii) terminated in connection with a change in control of the Company will be entitled to severance in the amount of the Named Executive Officer’s annual base cash salary for twelve months (eighteen months for the chief executive officer), an amount equal to the Named Executive Officer’s target annual bonus (150% for the Chief Executive Officer) and vesting of any unvested outstanding equity awards.

The following table describes and quantifies the amount of post-termination payments that would be payable to each of the Named Executive Officers of the Company who are party to employment agreements as of the date of the Proxy Statement in the event of termination of such Named Executive Officer’s employment effective as of July 31, 2024 under various employment-related scenarios pursuant to the employment agreements entered into with each of the Named Executive Officers and Company policy set forth in the table below utilizing a per share stock price of $1.49, the closing market price of the Company’s Class B Common Stock on July 31, 2024, the last trading day of Fiscal 2024. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ from those presented in the following table. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the Named Executive Officer’s age.

Name	Benefit ($)	Death ($)	Disability ($)	Change In Control ($)		By Company w/o Cause ($)	By Company w/Cause ($)	By NEO w/o Good Reason ($)	By NEO w/Good Reason ($)
Howard S. Jonas	Severance	$44,000	$44,000	—		$44,000	—	—	$44,000
	Restricted Stock(1)	$236,934	$236,934	—		$236,934	—	—	$236,934
	Stock Options	—	—	—		—	—	—	—

William Conkling	Severance	—	—	$1,179,057		$786,038	—	—	$786,038
	Restricted Stock(2)	—	—	$408,112		—	—	—	—
	Stock Options	—	—	$—		—	—	—	—

John Goldberg	Severance	—	—	$538,000		—	—	—	—
	Restricted Stock	—	—	$—		—	—	—	—
	Stock Options	—	—	—	(3)	—	—	—	—

____________

(1)      Represents the accelerated vesting of 159,016 restricted shares of Class B Common Stock.

(2)      Represents the accelerated vesting of 273,901 restricted shares of Class B Common Stock.

(3)      Does not include any additional value with respect to the accelerated vesting of out-of-the-money options to purchase 250,000 shares of Class B Common Stock with an exercise price of $1.84, as the closing price of the Class B Common Stock on the last trading day of Fiscal 2024 was $1.49.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or awarded to our executive officers (the “Named Executive Officers”) by the Company during Fiscal 2024 and Fiscal 2023.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus(1)	Stock Awards(2)		Option Awards		All Other Compensation		Total
Howard S. Jonas	2024	$40,333	$—	$500,000	(3)	$—		$—		$540,333
Chairman of the Board and Executive Chairman	2023	$40,000	$—	$—		$—		$—		$40,000

William Conkling	2024	$524,025	$262,013	$60,600	(4)	$—		$12,665	(5)	$859,303
Chief Executive Officer	2023	$507,500	$229,500	$—		$—		$14,949	(6)	$751,949

John Goldberg	2024	$297,821	$113,900	$—		$335,000	(8)	$11,337	(9)	$758,058
Chief Medical Officer(7)

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary and bonus compensation.

(2)      The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718, which is based on the closing price of our common stock on the grant date. For a discussion of the valuation and a description of the restricted stock awards granted, please see Note 20 — Equity to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2024. Holders of restricted shares of the Company’s Class B Common stock are entitled to receive any dividends paid on Class B Common Stock of the Company.

(3)      Represents the value of the grants to Mr. Jonas on August 28, 2023 of 111,408 restricted shares of the Company’s Class B Common Stock and on June 13, 2024 of 159,016 restricted shares of the Company’s Class B Common Stock.

(4)      Represents the value of the grant to Mr. Conkling on October 23, 2023 of 40,000 restricted shares of the Company’s Class B Common Stock.

(5)      Consists of the Company’s contribution to Mr. Conkling’s account established under the Rafael 401(k) plan.

(6)      Consists of the Company’s contribution to Mr. Conkling’s account established under the Rafael 401(k) plan.

(7)      John Goldberg has served as the Company’s Chief Medical Officer since November 20, 2023.

(8)      Represents the value of the grant to Mr. Goldberg on January 16, 2024 of options to purchase 250,000 shares of the Company’s Class B Common Stock.

(9)      Consists of the Company’s contribution to Mr. Goldberg’s account established under the Rafael 401(k) plan.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested restricted shares of the Company’s Class B Common Stock by our Named Executive Officers as of July 31, 2024.

	Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Howard S. Jonas	—	—	—		—	—	159,016	(2)	$236,934
William Conkling	4/15/2021	—	118,409		40.85	4/14/2031	273,901	(3)	$408,112
John Goldberg	1/16/2024	—	250,000	(4)	1.84	1/15/2034	—		—

____________

(1)      The market value of unvested restricted shares of the Company’s Class B Common Stock is calculated by multiplying the number of such shares held by the applicable named executive officer by $1.49, which was the closing price of our Class B Common Stock on July 31, 2024 (the last trading day of Fiscal 2024).

(2)      Represents restricted shares of Class B Common Stock of which 39,754 shares vested on September 13, 2024 and 119,262 shares are scheduled to vest as to 39,754 shares on each of December 13, 2024, March 13, 2025 and June 13, 2025.

(3)      Represents restricted shares of Class B Common Stock of which 38,983 shares vested on September 21, 2024 and 234,918 shares are scheduled to vest as to 38,983 shares quarterly, from December 21, 2024 through September 21, 2025, and 38,986 shares on December 21, 2025; and 10,000 shares to vest on each of October 25, 2024, October 25, 2025, October 25, 2026 and October 25, 2027.

(4)      The options are scheduled to vest as to 62,500 on each of November 20, 2024, November 20, 2025, November 20, 2026 and November 20, 2027.

Except as provided for in agreements that the Company has entered, or may enter, into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance.

The Compensation Committee adopts goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. Such goals may be Company-wide or targeted at specific segments, business units or corporate departments. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and considers them as some of the factors when determining the amounts of annual bonuses to be awarded to executive officers.

Pay vs. Performance

The following table presents compensation information for William Conkling, our Chief Executive Officer, and the average compensation information for the other individuals named in the summary compensation table, as well as certain measures relating to Company performance.

Fiscal Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO ($)		Summary Compensation Table Total for PEO(6) ($)	Compensation Actually Paid to PEO ($)		Average Summary Compensation Table Total for Non-PEO NEOs ($)(8)	Average Compensation Actually Paid to Non-PEO NEOs ($)		Value of Initial Fixed $100 Investment Based On Total Shareholder Return(12) ($)	Net Loss ($)
Fiscal 2024	$859,303	$658,217	(3)	$—	$—		$649,196	$517,316	(9)	$2.94	$(65,003,000)
Fiscal 2023	$751,949	$685,323	(4)	$—	$—		$406,693	$197,165	(10)	$3.95	$(2,215,000)
Fiscal 2022	$3,295,988	$(2,118,145	)(5)	$5,450,000	$(40,529,033	)(7)	$999,261	$(882,926	)(11)	$3.99	$(142,377,000)

____________

(1)      Information provided for the last three completed fiscal years.

(2)      William Conkling, Chief Executive Officer.

(3)      In Fiscal 2024, compensation actually paid to Mr. Conkling was $201,086 lower than the total amount disclosed in the Summary Compensation Table, due to the following:

(a)      A reduction in the amount of $60,600 relating to the fair market value of the grant, on October 23, 2023, of 40,000 restricted shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(b)      An increase in the amount of $59,600 due to the grant, in Fiscal 2024, of 40,000 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2024 of $59,600 based upon the closing price of our Class B Common Stock on July 31, 2024 of $1.49;

(c)      A reduction in the amount of $157,103 related to 233,901 unvested restricted shares of our Class B Common Stock (granted prior to Fiscal 2024, that remained outstanding at the end of Fiscal 2024) with a fair market value of $348,512, based upon the closing price of our Class B Common Stock on July 31, 2024 of $1.49. In addition, (i) 38,983 restricted shares of our Class B Common Stock vested on September 21, 2023, having a vesting date fair market value of $80,695 (based on the closing price of our Class B Common Stock on September 21, 2023 of $2.07); (ii) 38,983 restricted shares of our Class B Common Stock vested on December 21, 2023, having a vesting date fair market value of $70,949 (based on the closing price of our Class B Common Stock on December 21, 2023 of $1.82); (iii) 38,983 restricted shares of our Class B Common Stock vested on March 21, 2024, having a vesting date fair market value of $66,661 (based on the closing price of our Class B Common Stock on March 21, 2024 of $1.71); and (iii) 38,983 restricted shares of our Class B Common Stock vested on June 21, 2024 having a vesting date fair market value of $55,746 (based on the closing price of our Class B Common Stock on June 21, 2024 of $1.43). The fair market value of the unvested shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2024 and the vesting of restricted shares of our Class B Common Stock during Fiscal 2024 relating to awards granted prior to Fiscal 2024 was $622,563. Such shares had a fair market value at the end of Fiscal 2023 of $779,666 (based upon the closing price of our Class B Common Stock on July 31, 2023 of $2.00). Therefore, the difference in the fair market value was negative $157,103; and

(d)      A reduction in the amount of $42,983 relating to an award of options to purchase 118,409 shares of the Company’s Class B Common Stock granted prior to Fiscal 2024 that remained outstanding at the end of Fiscal 2024 with a fair market value of $1,302. Such options had a fair market value at the end of Fiscal 2023 of $44,285. Therefore, the difference in the fair market value was negative $42,983.

(4)      In In Fiscal 2023, compensation actually paid to Mr. Conkling was $66,626 lower than the total amount disclosed in the Summary Compensation Table, due to the following:

(a)      A reduction in the amount of $56,916 relating to 389,833 unvested restricted shares of our Class B Common Stock (granted prior to Fiscal 2023 that remained outstanding at the end of Fiscal 2023) with a fair market value of $779,666, based upon the closing price of our Class B Common Stock on July 31, 2023 of $2.00. In addition, (i) 155,933 restricted shares of our Class B Common Stock vested on December 21, 2022, having a vesting date fair market value of $277,561 (based on the closing price of our Class B Common Stock on December 21, 2022 of $1.78); (ii) 38,983 restricted shares of our Class B Common Stock vested on March 21, 2023 having a vesting date fair market value of $63,152 (based on the closing price of our Class B Common Stock on March 21, 2023 of $1.62); and (iii) 38,983 restricted shares of our Class B Common Stock vested on June 21, 2023, having a vesting date fair market value of $82,644 (based on the closing price of our Class B Common Stock on June 21, 2023 of $2.12). The fair market value of the unvested shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2023 and the vesting of restricted shares of our Class B Common Stock during Fiscal 2023 relating to awards granted prior to Fiscal 2023 was $1,203,023. Such shares had a fair market value at the end of Fiscal 2022 of $1,259,939 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02. Therefore, the difference in the fair market value was negative $56,916; and

(b)      A reduction in the amount of $9,710 relating to an award of options to purchase 118,409 shares of the Company’s Class B Common Stock granted prior to Fiscal 2023 that remained outstanding at the end of Fiscal 2023 with a fair market value of $44,285. Such options had a fair market value at the end of Fiscal 2022 of $53,995. Therefore, the difference in fair market value was negative $9,710.

(5)      In Fiscal 2022, compensation actually paid to Mr. Conkling was $5,414,133 lower than the total amount disclosed in the Summary Compensation Table, due to the following:

(a)      A reduction in the amount of $2,588,488 relating to the fair market value of the grant on February 1, 2022 of 623,732 restricted shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(b)      An increase in the amount of $1,259,939 as, in Fiscal 2022, Mr. Conkling was granted 623,732 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2022 of $1,259,939 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02; and

(c)      A reduction in the amount of $4,085,584 relating to an award of options to purchase 118,409 shares of the Company’s Class B Common Stock granted prior to Fiscal 2022 that remained outstanding at the end of Fiscal 2022 with a fair market value of $53,995. Such options had a fair market value at the end of Fiscal 2021 of $4,139,579. Therefore, the difference in fair market value was negative $4,085,584.

(6)      Ameet Mallik served as Chief Executive Officer in Fiscal 2022 until January 31, 2022.

(7)      In Fiscal 2022, compensation actually paid to Ameet Mallik was $45,979,033 lower than the total amount disclosed in the Summary Compensation Table, due to the following:

(a)      A reduction in the amount of $45,979,033 as in Fiscal 2022, 908,497 restricted shares of the Company’s Class B Common Stock were forfeited by Mr. Mallik upon his resignation from the Company in January 2022 having a fair market value at the end of Fiscal 2021 of $45,979,033 based upon the closing price of our Class B Common Stock on July 30, 2021 (the last trading day of 2021) of $50.61.

(8)      In Fiscal 2024, our Named Executive Officers other than the Chief Executive Officer were Howard Jonas and John Goldberg. In Fiscal 2023, our Named Executive Officers other than the Chief Executive Officer were Howard Jonas, David Polinsky and Patrick Fabbio and, in Fiscal 2022, our Named Executive Officers other than the Chief Executive Officer were Howard Jonas, Patrick Fabbio and Mary Margaret Huizinga.

(9)      In Fiscal 2024, the average compensation actually paid to our Named Executive Officers other than our Chief Executive Officer was on average $131,880 lower than the total amount disclosed in the Summary Compensation Table, due to the following:

(a)      As to Howard Jonas, a reduction in the amount of $146,510 for the following:

(1)      A reduction in the amount of $500,000 relating to the fair market value of the grants, on August 28, 2023 and June 13, 2024, of an aggregate of 270,424 restricted shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(2)      An increase in the amount of $436,469 as in Fiscal 2024, Mr. Jonas was granted 270,424 restricted shares of our Class B Common Stock, having a fair market value at the end of Fiscal 2024 as to 159,016 that remained unvested of $236,934 (based upon the closing price of our Class B Common Stock on July 31, 2024 of $1.49); plus (i) 27,852 restricted shares of our Class B Common Stock vested on September 13, 2023, having a vesting date fair market value of $62,224 (based on the closing price of our Class B Common Stock on September 13, 2023 of $2.27); (ii) 27,852 restricted shares of our Class B Common Stock vested on December 13, 2023, having a vesting date fair market value of $49,577 (based on the closing price of our Class B Common Stock on December 13, 2023 of $1.78); (iii) 27,852 restricted shares of our Class B Common Stock vested on March 13, 2023, having a vesting date fair market value of $46,513 (based on the closing price of our Class B Common Stock on March 13, 2024 of $1.67); and (iv) 27,852 restricted shares of our Class B Common Stock vested on June 13, 2024 having a vesting date fair market value of $41,221 (based on the closing price of our Class B Common Stock on June 13, 2024 of $1.48).

(3)      A reduction in the amount of $82,979 relating to 159,575 restricted shares of our Class B Common Stock that vested on June 13, 2024 having a vesting date fair market value of $236,171 (based on the closing price of our Class B Common Stock on June 13, 2024 of $1.48). Such shares had a fair market value at the end of Fiscal 2023 of $319,150 (based upon the closing price of our Class B Common Stock on July 31, 2023 of $2.00). Therefore, the difference in the fair market value was negative $82,979.

(b)      As to John Goldberg a reduction in the amount of $117,250 for the following:

(1)      A reduction in the amount of $335,000 relating to the fair market value of the grant on October 23, 2023 of options to purchase 250,000 shares of our Class B Common Stock as set forth in the Summary Compensation Table; and

(2)      An increase in the amount of $217,750 as in Fiscal 2024, Mr. Goldberg was granted options to purchase 250,000 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2024 of $217,750.

(10)    In Fiscal 2023, the average compensation actually paid to our Named Executive Officers other than the Chief Executive Officer was on average $209,528 lower than the total amount disclosed in the Summary Compensation Table, due to the following:

(a)      As to Howard Jonas an increase in the amount of $25,865 relating to 159,575 unvested restricted shares of our Class B Common Stock (granted prior to Fiscal 2023, that remained outstanding at the end of Fiscal 2023) with a fair market value of $319,150, based upon the closing price of our Class B Common Stock on July 31, 2023 of $2.00. In addition, (i) 33,245 restricted shares of our Class B Common Stock vested on September 14, 2022, having a vesting date fair market value of $78,791 (based on the closing price of our Class B Common Stock on September 14, 2022 of $2.37); (ii) 33,245 restricted shares of our Class B Common Stock vested on December 14, 2022, having a vesting date fair market value of $61,836 (based on the closing price of our Class B Common Stock on December 14, 2022 of $1.86); (iii) 33,245 restricted shares of our Class B Common Stock vested on March 14, 2023, having a vesting date fair market value of $64,828 (based on the closing price of our Class B Common Stock on March 14, 2023 of $1.95); and (iv) 192,820 restricted shares of our Class B Common Stock vested on June 14, 2023, having a vesting date fair market value of $414,563 (based on the closing price of our Class B Common Stock on June 14, 2023 of $2.15). The fair market value of the unvested shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2023 and the vesting of restricted shares of our Class B Common Stock during Fiscal 2023 relating to awards granted prior to Fiscal 2023 was $939,168. Such shares had a fair market value at the end of Fiscal 2022 of $913,303 (based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02). Therefore, the difference in the fair market value was $25,865.

(b)      As to Patrick Fabbio a reduction in the amount of $650,539 for the following:

(1)      A reduction in the amount of $575,773 as in Fiscal 2023, 286,036 restricted shares of the Company’s Class B Common Stock were forfeited by Mr. Fabbio upon his departure from the Company in January 2023 having a fair market value at the end of Fiscal 2022 of $575,773 (based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02);

(2)      A reduction in the amount of $55,230 as options to purchase 105,602 shares of the Company’s Class B Common Stock were forfeited by Mr. Fabbio upon his departure in January 2023 from the Company having a fair market value at the end of Fiscal 2022 of $55,230; and

(3)      A reduction in the amount of $19,536 as 78,067 restricted shares of our Class B Common Stock vested on December 21, 2022, having a fair market value of $138,159 (based on the closing price of our Class B Common Stock on December 21, 2022 of $1.78). Such shares had a fair market value at the end of Fiscal 2022 of $157,695 (based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02). Therefore, the difference in the fair market value was negative $19,536.

(c)      As to David Polinsky a reduction in the amount of $3,910 for the following:

(1)      A reduction in the amount of $283,500 relating to the fair market value of the grants on January 23, 2023 of 100,000 restricted shares of our Class B Common Stock and options to purchase 50,000 shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(2)      An increase in the amount of $200,000 as in Fiscal 2023, Mr. Polinsky was granted 100,000 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2023 of $200,000 based upon the closing price of our Class B Common Stock on July 31, 2023 (the last trading day of 2023) of $2.00;

(3)      An increase in the amount of $73,300 as in Fiscal 2023, Mr. Polinsky was granted options to purchase 50,000 shares of our Class B Common Stock that had a fair market value at the end of Fiscal 2023 of $73,300.

(4)      A decrease in the amount of $754 relating to 12,916 unvested restricted shares of our Class B Common Stock (granted prior to Fiscal 2023, that remained outstanding at the end of Fiscal 2023) with a fair market value of $25,832, based upon the closing price of our Class B Common Stock on July 31, 2023 of $2.00. In addition, 7,083 restricted shares of our Class B Common Stock vested on September 23, 2022, having a vesting date fair market value of $13,812 (based on the closing price of our Class B Common Stock on September 23, 2022 of $1.95). The fair market value of the unvested shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2023 and the vesting of unvested shares of our Class B Common Stock during Fiscal 2023 relating to awards granted prior to Fiscal 2023 was $39,644. Such shares had a fair market value at the end of Fiscal 2022 of $40,398 (based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02). Therefore, the difference in fair market value was negative $754; and

(5)      An increase in the amount of $7,044 as options to purchase 31,250 shares of our Class B Common Stock relating to awards granted prior to Fiscal 2023 remained outstanding at the end of Fiscal 2023 with a fair market value of $45,813. In addition, options to purchase (i) 12,500 shares of our Class B Common Stock vested on January 19, 2023, having a fair market value of $15,250; (ii) 3,125 shares of our Class B Common Stock vested on April 19, 2023, having a fair market value of $3,378; and (iii) 3,125 shares of our Class B Common Stock vested on July 19, 2023, having a fair market value of $3,603. The fair market value of the unvested options to purchase shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2023 and the vesting of unvested options to purchase shares of our Class B Common Stock during Fiscal 2023 relating to awards granted prior to Fiscal 2023 was $68,044. Such options had a fair market value at the end of Fiscal 2022 of $61,000. Therefore, the difference in the fair market value was $7,044.

(11)    In Fiscal 2022, the average compensation actually paid to our Named Executive Officers other than the Chief Executive Officer was on average $1,882,187 lower than the total amount disclosed in the Summary Compensation Table, due to the following:

(a)      As to Howard Jonas, an increase in the amount of $63,303 for the following:

(1)      A reduction in the amount of $850,000 relating to the fair market value of the grants on June 14, 2022 of 452,130 restricted shares of our Class B Common Stock as set forth in the Summary Compensation Table; and

(2)      An increase in the amount of $913,303 as, in Fiscal 2022, Mr. Jonas was granted 452,130 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2022 of $913,303 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2023) of $2.02.

(b)      As to Patrick Fabbio, a reduction in the amount of $3,217,778 for the following:

(1)      A reduction in the amount of $1,506,877 relating to the fair market value of the grant on February 1, 2022 of 363,103 restricted shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(2)      A reduction in the amount of $2,499,599 relating to the fair market value of the grant on September 17, 2021 of options to purchase 105,602 shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(3)      An increase in the amount of $733,468 as in Fiscal 2022, Mr. Fabbio was granted 363,103 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2022 of $733,468 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02; and

(4)      An increase in the amount of $55,230 as in Fiscal 2022, Mr. Fabbio was granted options to purchase 105,602 shares of our Class B Common Stock that had a fair market value at the end of Fiscal 2022 of $55,230.

(c)      As to Mary Margaret Huizinga, a reduction in the amount of $2,492,086 relating to the fair market value of the grant on October 18, 2021 of options to purchase 122,341 shares of our Class B Common Stock as set forth in the Summary Compensation Table. The options were forfeited in Fiscal 2022 prior to any vesting.

(12)    Calculated based on a hypothetical $100 investment beginning at market close on July 31, 2021.

As shown by the above table, the compensation actually paid to our Chief Executive Officer corelates with the compensation actually paid to our other Named Executive Officers, and, during certain years and to a more limited degree, to our Total Shareholder Return. During Fiscal 2024, the Company continued to seek out opportunities and a key compound and the relative level of operating activity was reflected in the trading market for our Class B Common Stock. The value of the equity portion of executive compensation for both our Chief Executive Officer and the other Named Executive Officers was adversely impacted by the market price.

The cash components of our executive compensation are based on a number of factors, including, in the case of bonus compensation, goals for the Company and for individual executive officers that are set early in the fiscal year by the Compensation Committee of our Board of Directors. Following the end of each fiscal year, management reports to the Compensation Committee regarding actual performance relative to the goals, the contribution of each executive officer related to the goals set for the Company and the relevant executive and other factors regarding the performance of the executive officers, and makes recommendations regarding various elements of compensation. The Compensation Committee then determines the incentive compensation to be awarded to each of the executive officers.

Executive officers are also granted from time to time, equity awards in securities of the Company to directly align their interests with those of our stockholders. Equity awards may include grants of restricted stock, options to purchase stock and deferred stock units.

While the specific factors that drive compensation decisions may not directly correlate with our net income (loss) or Total Shareholder Return, certain of the criteria used in making such determinations impact total compensation, the value of the non-cash elements of compensation as well as Total Shareholder Return and that, directly and indirectly, contributes to the correlation shown in the table above.

Equity Compensation Plan Information as of July 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column of this table)
Equity compensation plans approved by security holders – 2018 Equity Incentive Plan	118,409	$40.85	0
Equity compensation plans approved by security holders – 2021 Equity Incentive Plan	520,000	$2.42	171,986

The Company adopted the 2018 Plan and 2021 Plan to provide equity compensation to the Company’s Board of Directors, the Company’s management and the Company’s employees and consultants. Except as described above, the Company has not committed to award any grants under either such plan.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Second Amended and Restated By-Laws, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. The Board of Directors has set the number of directors for the Board of Directors, effective as of the Annual Meeting, at five. There are currently five directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting. All five directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Susan Y. Bernstein, Stephen M. Greenberg, Howard S. Jonas, Mark N. Stein, and Michael J. Weiss, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2026 Annual Meeting, or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. A majority of the votes cast at the Annual Meeting of Stockholders shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The biographical information and other information about the nominees is contained below. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Howard S. Jonas has served as Chairman of the Board of Directors of the Company since August 17, 2017, our Executive Chairman since June 2022 and served as Chief Executive Officer from March 8, 2018 through April 30, 2021. Mr. Jonas has been a director of Cornerstone Pharmaceuticals since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas founded IDT in August 1990, and has served as Chairman of its Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013. Mr. Jonas has served as Chairman of the Board of Directors of Genie Energy Ltd. since January 2011, when it was spun off from IDT, and served as Chief Executive Officer of Genie from January 2014 until November 2017. Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016, from June 2016 to November 2016, and as the Vice Chairman of Zedge since November 2016. Mr. Jonas also serves as Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009 and served as Chief Executive Officer until April 2020. Mr. Jonas is also the founder and has been President of Jonas Media Group (f/k/a Jonas Publishing) since its inception in 1979. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings to the Board extensive and detailed knowledge of all aspects of our Company and each industry in which it is involved. In addition, having Mr. Jonas serve on the Board provides our Company with effective leadership.

Susan Y. Bernstein has served as director since January 2024. Since 2018, Ms. Bernstein has served as Co-Owner/Director of Sales and Marketing for the Best Western PLUS Morristown Inn which is the #1 hotel in Morristown on TripAdvisor. From November 2013 through September 2017, Ms. Bernstein served as General Manager and owner of 414 Hotel, leading the hotel to the ranking as the #1 hotel in New York City on TripAdvisor where it remained for two years until it was sold. Ms. Bernstein had previously served as Sales Manager for Signature Tours, a worldwide tour company. Ms. Bernstein received a B.A. in Communications and Marketing from Boston University.

Key Attributes, Experience and Skills:

Ms. Berstein is a seasoned executive who brings a different perspective to the Board than the other director nominees, in particular due to her gender. Her managerial experience enhances her ability to perform the oversight functions of Board members and to review the performance of management and provide guidance on strategic matters. Ms. Bernstein’s prior success in driving growth and improvement at businesses under her management brings valuable skills that complement those of current Board members.

Stephen M. Greenberg has served as a director since March 2018. He served as a director of Zedge, Inc. (NYSE American: ZDGE) from May 2016 to January 2018. Mr. Greenberg has been managing member of PilgrimMediation Group since May 2012. Mr. Greenberg previously served as Chairman of the Board and Chief Executive Officer of Net2Phone, Inc. and of IDT Spectrum, Inc. from 2002 to 2006. From June 2015 to June 2018, Mr. Greenberg served as the 29th Chairman of the Board of the Conference of Presidents of Major American Jewish Organizations, the central coordinating body on international and national concerns for fifty National Jewish Organizations. Mr. Greenberg has also served as Chairman of the National Coalition for Eurasian Jewry. Mr. Greenberg has been a member of the board of American Friends of Beit Hatfusot since 1995 and previously served as the organization’s President and a member of the board of Tel Aviv Foundation since 2005. Mr. Greenberg was also a member of the board of International Hillel from 2006 to 2012. Mr. Greenberg received a B.A. in English cum laude from Washington & Jefferson College in 1965 and a J.D. with honors from George Washington University in 1968.

Key Attributes, Experience and Skills:

Mr. Greenberg is a seasoned professional and executive. He has overseen and advised companies as CEO as well as an attorney and in other capacities. Mr. Greenberg’s experience running Net2Phone brings to the Board the perspective of an executive of a developing company that was newly public and dealing with the challenges of that position. His problem-solving skills, proven through his experience as an attorney, a mediator and a leader in public service, as well as his broad contacts in numerous fields, will also serve our Company well.

Mark N. Stein, MD has served as a director since August 2024 and has been on staff as a medical oncologist focusing on genitourinary malignancies at Columbia University Irving Medical Center (CUIMC). Dr. Stein is an Associate Professor of Medicine, Director of the Genitourinary Medical Oncology Service and a member of the Developmental Therapeutics program at CUIMC. Dr Stein received a Bachelor of Science from Yale University in 1993 and M.D. from New York Medical College in 1998. He completed an Internal Medicine Residency at Montefiore Medical Center from 1998 to 2001 and a Hematology/Oncology Fellowship at Mount Sinai Medical Center from 2001 to 2004. From 2004 until 2018, Dr. Stein worked as a medical oncologist at the Cancer Institute of New Jersey, Rutgers University. Dr. Stein has extensive experience leading early stage clinical trials with novel therapeutics and has worked with multiple small to mid-size pharmaceutical companies to bring early assets into the clinic. His academic interests focus on the use of immunotherapy for the treatment of prostate and kidney cancer, and he has led investigator initiated and industry sponsored studies in this space.

Key Attributes, Experience and Skills:

Dr. Stein, as a practicing oncologist, is intimately familiar with various medical treatments for cancer and has technical knowledge with the application and efficacy of pharmaceutical treatments. Dr. Stein has first-hand experience with clinical trials that brings invaluable perspective and insight to the Board in overseeing and advising the Company with respect to its various pharmaceutical investments.

Michael J. Weiss, MD, Ph.D., has served as a director since March 2018 and has been on staff as an ophthalmologist with the Edward S. Harkness Eye Institute since 1985 and has served as a director of Uveitis Service since July 1987. Dr. Weiss is a Clinical Professor of Ophthalmology at Columbia University Medical Center and was Board Certified in Ophthalmology in June 1987. Dr. Weiss received a Bachelor of Science from Bar-Ilan University, Israel in 1972, a Ph.D. from Columbia University School of Arts and Sciences in 1976 and a M.D. from Columbia College of Physicians and Surgeons in 1981. Dr. Weiss also did a Post-Graduate Fellowship at Columbia University Institute of Cancer Research from 1976-1977.

Key Attributes, Experience and Skills:

Dr. Weiss, as a practicing physician, is familiar with medical treatments that will bring perspective and insight to the Board in overseeing the Company’s pharmaceutical investments. Dr. Weiss has also previously served on the boards of public companies. His experience in oversight and corporate governance serves the Company well.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

Relationships among Directors or Executive Officers

Howard Jonas and Susan Bernstein are brother-in-law and sister-in-law. There are no other familial relationships among any of the directors, director nominees or executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees and Executive Officers

The named executive officers, executive officers, directors and director nominees of the Company are as follows:

Name	Age	Position
Howard S. Jonas	68	Chairman of the Board of Directors, Director, Executive Chairman, Director Nominee and Named Executive Officer
William Conkling	53	Chief Executive Officer, President and Named Executive Officer
David Polinsky	53	Chief Financial Officer and Named Executive Officer
John Goldberg	51	Chief Medical Officer
Susan Y. Bernstein	60	Director Nominee
Stephen M. Greenberg	80	Director and Director Nominee
Mark N. Stein	53	Director and Director Nominee
Michael J. Weiss	73	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and Named Executive Officers except Howard S. Jonas, whose information is set forth above under Proposal No. 1:

William Conkling has served as the Chief Executive Officer since February 2022 and served as the Chief Commercial and Business Officer of the Company from March 8, 2021 to January 31, 2022. Mr. Conkling has over 20 years’ experience in the pharmaceutical/biotech industry working in Oncology. He has extensive experience launching innovative oncology products. Mr. Conkling’s experience spans across all areas of commercialization including marketing, sales, market access, commercial operations and business development. Prior to joining the Company, Mr. Conkling helped lead the launch of Trodelvy at Immunomedics Inc. (acquired by Gilead for $21B in October 2020) as the VP Sales, Marketing and Market Access. Mr. Conkling also spent over 10 years at Novartis Oncology where he helped lead the launch of the first CAR-T therapy approved in the U.S. as the Global Commercial Leader — Kymriah. Mr. Conkling is currently on the board of directors of Cornerstone Pharmaceuticals, Inc. Day Three Labs, Inc. and Cyclo Therapeutics, Inc. (Nasdaq: CYTH). Mr. Conkling earned his Bachelor’s Degree from Fordham University and his Master’s in Business Administration from New York University Stern School of Business in 1998.

David Polinsky has served as the Company’s Chief financial Officer since January 28, 2023 and served as Chief of Staff from September 2021 through January 27, 2023. Mr. Polinsky previously served as Chief Financial Officer of the Company from December 2017 through September 2021. Mr. Polinsky co-founded Cornerstone Pharmaceuticals and served as its Vice President, General Counsel and Corporate Secretary from 2002 through 2018 and as its President, General Counsel and Secretary from 2016 through March 2018. He also served on Cornerstone Pharmaceutical’s Board from 2002 until 2014. Mr. Polinsky is a member of the board of Connyct, Inc, Clinical Trials LLC and Negave Estates LLC. Previously, he served as Vice President and General Counsel for a New York-based real estate focused investment and management company, Square Management Corp., leading the investment analysis in and management of residential, office, retail and development properties. Previously and in partnership with the Honorable Edward I. Koch, former Mayor of New York City, Mr. Polinsky founded and served as CEO of a company that licensed and developed TheLaw.com. Mr. Polinsky earned his Juris Doctorate from Fordham University School of Law in 1996 and his Bachelor of Arts from Yeshiva University in 1993. Mr. Polinsky also earned the CFA Institute’s Investment Foundations certificate in 2017, a certificate from MIT Sloan School of Management in Mastering Negotiation and Influence in 2021, and a certificate in 2022 from Columbia Business School in Blockchain in Business.

John Goldberg, MD has served as Chief Medical Officer since November 20, 2023. Dr. Goldberg is a seasoned medical professional with 18 years of experience in Oncology clinical trials across academia and industry. Dr. Goldberg was the Chief Medical Officer at Oncorus from Feb 2022 to June 2023 and served as Senior Vice President of Clinical Development from Oct 2018 to Feb 2022. Prior to joining Oncorus, Dr. Goldberg served as Senior Medical Director of H3 Biomedicine, a developer of genomics-based cancer therapies. While at H3 Biomedicine, he supervised the clinical development of H3B-8800, the first-in-human spliceosome modulator. Previously, Dr. Goldberg held clinical roles in cancer drug development, leading the pediatric oncology Phase 1 program at the University of Miami and working as Medical Director for Agenus. His immunotherapy experience includes first-in-human neo-antigen vaccines, dendritic cell vaccine and GVAX trials, as well as checkpoint inhibitors and costimulatory agonists. Dr. Goldberg is also a pediatric oncologist with 15 years of experience treating children with cancer and enrolling patients in clinical trials. Dr. Goldberg received his pediatric hematology oncology training from the Dana-Farber Cancer Institute and Children’s Hospital Boston and his general pediatrics training from the University of Rochester. Dr. Goldberg holds an M.D. from the University of Massachusetts Medical School and a A.B. in Biological Sciences from the University of Chicago. In addition, Dr. Goldberg is a Medical Advisory Board Member for the Sarcoma Foundation of America.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JULY 31, 2025

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2025.

CohnReznick is the Company’s independent registered public accounting firm and has served the Company as its independent registered public accounting firm since July 12, 2019. CohnReznick was the Company’s independent registered public accounting firm for Fiscal 2024. The Audit Committee of the Board of Directors has appointed CohnReznick as the Company’s independent registered public accounting firm for Fiscal 2025.

Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of CohnReznick. Even if CohnReznick’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for CohnReznick will be present by phone at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JULY 31, 2025.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE COMPANY’S
2021 EQUITY INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2021 Equity Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 750,000. The Board of Directors adopted the proposed amendments to the 2021 Plan on October 15, 2024, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment to increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 750,000 is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success.

The proposed amendment is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2021 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (ii) the rules and regulations applicable to New York Stock Exchange-listed companies.

DESCRIPTION OF THE 2021 PLAN

The principal provisions of the 2021 Plan are summarized below. This summary is qualified in its entirety by reference to the 2021 Plan document, as proposed to be amended, a copy of which is attached as Annex A and has been filed with the SEC with this Proxy Statement. To the extent the description below differs from the text of the 2021 Plan, as proposed to be amended, the text of the 2021 Plan will control.

Administration

The 2021 Plan vests broad powers in a committee to administer and interpret the 2021 Plan. Until and unless otherwise determined by the Board, that committee will be the Compensation Committee. In this capacity, the Compensation Committee has the authority to, among other things, select the persons to be granted awards and determine the type, size and terms and conditions of such awards. The Compensation Committee may also amend outstanding awards, although an award amendment may require the consent of affected participants’ if it would materially impair their rights. Subject to the requirements of applicable law, the Compensation Committee may delegate to one or more of our officers the authority to grant awards to employees who are not executive officers. The Board may at any time exercise the rights and duties of the Compensation Committee under the 2021 Plan; accordingly, references herein to the Compensation Committee will also include the Board.

In order to comply with foreign law, the Compensation Committee may modify the terms of outstanding awards, establish subplans and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the 2021 Plan.

The Board may amend or terminate the 2021 Plan at any time, provided that stockholder approval may be required for certain amendments, to the extent required by applicable law or exchange listing requirements.

Eligibility

Any of our employees, directors, consultants, and other service providers, and those of our affiliates, are eligible to participate in the 2021 Plan. However, in accordance with applicable tax rules, only our employees (and the employees of our parent or subsidiary corporations) are eligible to be granted incentive stock options.

As of November 15, 2024, there were approximately nine employees, three non-employee directors and eight consultants and other service providers who would be eligible to receive grants under the 2021 Plan. Participants will be selected in the discretion of the Compensation Committee.

Vesting

The Compensation Committee determines the vesting conditions for awards. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals, or other factors in the Compensation Committee’s discretion.

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of our Class B Common Stock (referred to in this proposal as “common stock” or “shares”) that may be issued under the 2021 Plan is 3,365,795 shares (the “Share Pool”).

If any award granted under the 2021 Plan expires, terminates, is canceled or is forfeited, the shares underlying the award will be available for new grants under the 2021 Plan.

Any shares issued in respect of awards granted in substitution for equity-based awards of an entity acquired by the Company or a subsidiary, or with which the Company or a subsidiary combine, will not reduce the Share Pool.

The maximum aggregate number of shares under the 2021 Plan that may be issued in respect of incentive stock options is equal to the Share Pool.

The market value of a share of our Class B Common Stock as of November 18, 2024 was $1.88.

Adjustments

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall, in such manner as it deems equitable, make adjustments to the number and kind of shares issuable under the 2021 Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the 2021 Plan or outstanding awards.

Non-Employee Director Limitations on Awards

Beginning with the first fiscal year of the Company following the year in which the 2021 Plan is approved by the Company’s stockholders, the aggregate amount of equity and cash compensation payable to a non-employee director with respect to a fiscal year, whether under the Plan or otherwise, for services as a non-employee director, shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the fiscal year in which the applicable non-employee director is initially elected or appointed to the Board. This director compensation limit will not apply to (i) compensation earned by a non-employee director solely in his or her capacity as chairman of the Board or lead independent director, (ii) compensation earned by a non-employee director for services he or she performs outside of his or her role as a non-employee director (i.e., as an advisor or consultant), or (iii) compensation awarded by the Board to a non-employee director in extraordinary circumstances, as determined by the Board in its discretion, so long as, in each case, the non-employee director does not participate in the decision to award him or herself the additional compensation.

Types of Awards

The 2021 Plan provides for the grant of the following types of awards: (i) stock options (both incentive stock options (“ISOs”) or non-qualified stock options), (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units (“RSUs”), and (v) cash or other stock-based awards.

Stock Options.    A stock option entitles the holder to purchase from us a stated number of our shares at a specified price for a limited period of time. The Compensation Committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that, in case of an ISO, the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. However, for an ISO granted to a 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, unless the Compensation Committee decides otherwise, the option holder may pay the exercise price of an option through the surrender of previously acquired shares or may “net settle” an option (which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option).

All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant, but shall not exceed 10 years (5 years in the case of ISOs granted to a 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights.    A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of common stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant, but shall not exceed 10 years. Stock appreciation right payouts may be made in cash, shares of common stock, or a combination of both, at the Compensation Committee’s discretion.

Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service with us (or our affiliates) terminates due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s service with us (or our affiliates) is terminated for cause (as defined in the 2021 Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any option or stock appreciation right exercise then in progress will be cancelled. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service terminates for any other reason, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of the termination of service shall terminate and be forfeited on the termination date.

Restricted Stock.    A restricted stock award is a grant of shares of common stock that are subject to forfeiture and transfer restrictions during a specified period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of restricted stock. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock and receive dividends with respect to restricted stock. However, any such dividends will be subject to the same vesting conditions as the restricted stock to which they relate. The Compensation Committee may also require that the dividends be reinvested in additional restricted shares. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination of service a participant will forfeit all restricted shares of common stock that then remains subject to forfeiture.

Restricted Stock Units.    An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value of one share of our common stock. An RSU may be settled in shares of our common stock, cash or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.

Cash or other Stock Based Awards.    Cash or other stock based awards (including awards to receive unrestricted shares of our common stock or immediate cash payments) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock based award may be made in the form of cash, shares of our common stock or a combination of both, at the discretion of the Compensation Committee.

Change in Control

Upon (or in anticipation of and contingent upon) a change in control (as defined below), the Compensation Committee may, in its sole and absolute discretion, take any of the following actions on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and/or exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become vested and exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to the change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted shares of common stock or RSU for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right (and if the fair market value does not exceed the exercise price of the award, cancel the award without payment of any consideration); or (vii) take such other action as the Compensation Committee determines to be appropriate under the circumstances. In the discretion of the Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subject to vesting terms substantially identical to those that applied to the cancelled award prior to the change in control, or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to consideration payable to stockholders in connection with the change in control.

For purposes of the 2021 Plan, “change in control” includes: (i) any person (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) directly or directly by: (i) any person who, together with such person’s Affiliates, on November 1, 2022, owned beneficially or of record securities representing 25% or more of the combined voting power of the Company’s then outstanding voting securities, (ii) one or more trusts solely for the benefit of any such persons and/or any Family Member(s) of such persons or (iii) one or more entities that are directly or indirectly controlled by such persons or and/or any Family Member(s) of such persons or (iv) as otherwise determined by the Committee), becoming a beneficial owner (directly or indirectly) of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, a change in the majority composition of the Board (not counting any director whose election or nomination for election was approved by a majority of the directors in office at the start of the 12 month period (or whose election or nomination for election was previously approved by such incumbent directors)); (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of the total power to vote for the election of directors of the surviving company; (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “change in control” by the Board.

Repricing Permitted

The Compensation Committee may reprice options or stock appreciation rights without stockholder approval, whether such repricing is accomplished by (i) means of a cancellation/re-grant program, whereby outstanding options or stock appreciation rights are cancelled and replacement options or stock appreciation rights are granted with a lower exercise price; (ii) cancellation of outstanding options or stock appreciation rights with an exercise price in excess of the then current fair market value per share for consideration payable in our equity securities or cash; (iii) directly or indirectly reducing the exercise or base price of outstanding options or stock appreciation rights; or (iv) by any other means.

Miscellaneous

Generally, awards granted under the 2021 Plan may not be transferred, except by will or intestate succession. However, the Compensation Committee may in its discretion authorize the gratuitous transfer of awards (other than incentive stock options) to family members of the grantee, partnerships owned by such family members, trusts for the benefit of such family members or other similar estate planning vehicles.

Awards under the 2021 Plan (and any shares subject to the awards) will be subject to our recoupment, stock ownership, securities trading, anti-hedging and other similar policies, as in effect from time to time.

Awards under the 2021 Plan will be subject to withholding for applicable taxes, to the extent required by law, and the Compensation Committee may authorize the withholding of shares subject to an award to satisfy required tax withholding.

Unless the 2021 Plan is extended with the approval of our stockholders, the 2021 Plan will expire on November 10, 2031 (ten years after the Board approved the 2021 Plan).

Federal Income Tax Consequences

The federal income tax consequences of the issuance, exercise and/or settlement of awards under the 2021 Plan are described below. The following information is only a summary and does not address all aspects of taxation that may be relevant to a particular participant in light of his or her personal circumstances. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards and the ownership and disposition of any underlying securities. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change. Generally, all amounts taxable as ordinary income to participants under the 2021 Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 162(m), the Company cannot deduct compensation paid to certain covered employees in excess of $1 million per year.

Nonqualified Stock Options

A participant recognizes no taxable income when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified stock option. A participant’s tax basis in shares of common stock received upon exercise of a non-qualified stock option will generally be equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of shares of common stock received upon exercise of a non-qualified stock option, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Incentive Stock Options

A participant recognizes no taxable income when an incentive stock option is granted or exercised. So long as the participant meets the applicable holding period requirements for shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares of common stock on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short- or long-term capital gain (depending on how long the shares are held). If the option price exceeds the amount realized upon such a disposition, the difference will be short- or long-term capital loss (depending on how long the shares are held). Notwithstanding the above, individuals subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.

Restricted Stock

If a participant receives shares of restricted stock under the 2021 Plan and does not make the election described in the next paragraph, the participant will recognize no taxable income upon the receipt of the shares. When the forfeiture conditions with respect to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares. A participant’s tax basis in shares of restricted stock will generally be equal to the income recognized when the forfeiture conditions lapse, and the participant’s holding period for the shares will begin at that time. Upon sale of the shares, the participant will realize short- or long-term gain or loss, depending on how long the shares are held after the forfeiture conditions lapse. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in the shares.

Participants receiving shares of restricted stock may make an election under Section 83(b) of the Code. By making a Section 83(b) election, the participant elects to recognize compensation income when the shares are received rather than at the time the forfeiture conditions lapse. The amount of such compensation income will be equal to the fair market value of the shares upon receipt (valued without regard to the forfeiture conditions and transfer restrictions applicable to the shares), less any amount paid for the shares. By making a Section 83(b) election, the participant will recognize no additional compensation income when the forfeiture conditions lapse. The participant’s tax basis in shares with respect to which a Section 83(b) election is made will generally be equal to the income recognized at grant, plus any amount paid for the shares, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares, the participant will realize short- or long-term capital gain or loss, depending on the period the shares were held. However, if the shares are forfeited, the participant will not be entitled to claim a deduction with respect to any income tax paid upon making the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after the shares of restricted stock are issued.

Restricted Stock Units

When shares of common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is then taxable to the participant as ordinary income.

Cash or Other Stock-Based Awards

The taxation of cash or other stock-based awards will depend upon the design of such awards.

New Plan Benefits

Awards under the 2021 Plan will be determined in the discretion of the Compensation Committee and therefore are not determinable at this time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by CohnReznick for the Fiscal years ended July 31, 2023and 2024:

Fiscal Year Ended July 31	2024		2023
Audit Fees	$438,545	(1)	$246,547	(1)
Audit Related Fees	$—		$6,615	(2)
Tax Fees	$—		$—
All Other Fees	$—		$—
Total	$438,545		$253,162

____________

(1)      Audit fees consist of fees for the audit of the Company’s financial statements included in the Company’s Form 10-K and reviews of financial statements included in the Company’s Form 10-Q and reimbursement of expenses.

(2)      Audit-related fees consist of fees related to registration statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2024.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found in the Corporate Governance section of the Company’s web site, http://rafaelholdings.irpass.com/Committees. The Audit Committee reviews its charter on a no less than annual basis. The Board of Directors, with input from its Corporate Governance Committee, annually reviews the NYSE listing standards’ definition of independence for Audit Committee members, questionnaires completed by the Audit Committee members and all information available to the Board of Directors and Corporate Governance Committee regarding relationships that could reasonably be expected to impact independence in accordance with those standards. At meetings held on October 15, 2024, the Corporate Governance Committee determined and recommended to the Board of Directors that it determine, and based in part on that recommendation, the Board of Directors determined, that each member of the Audit Committee meets the relevant standards. In addition, the Corporate Governance Committee annually reviews the definitions of financial literacy under the relevant portion of the NYSE listing standards, and of Audit Committee financial expert under SEC rules, with the information provided in the completed questionnaires to make determinations and recommendations to the Board of Directors. The Board of Directors, with input from its Corporate Governance Committee, has also determined that each of Stephen Greenberg, Mark Stein and Michael Weiss is financially literate in accordance with the NYSE listing standards and that Stephen Greenberg qualifies as an “audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.

The Company’s independent registered public accounting firm for Fiscal 2024, CohnReznick LLP, was responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating and, when appropriate, replacing, the Company’s independent registered public accounting firm, and evaluates, based on the information available to it, the independence of that firm. The Audit Committee has the authority to engage its own outside counsel and other advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

The Audit Committee members are not professional accountants or auditors, and the function of the Audit Committee is not intended to duplicate or to certify the activities of the Company’s management or the Company’s independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives or develops, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, audit and other matters. In each of the first three quarters of fiscal 2024, the Audit Committee met with the Company’s independent registered public accounting firm and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and quarterly filings made with the Securities and Exchange Commission. The Company’s management’s and the independent registered public accounting firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent registered public accounting audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. The Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company, the Board or the Audit Committee regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent registered public accounting firm can be retained to perform non-audit services. In accordance with the Audit Committee charter and requirements of law, the Audit Committee pre-approves all services to be provided by the Company’s independent registered public accounting firm. Pre-approval is required for audit services, audit-related services, tax services, and other services.

The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended July 31, 2024, as well as the effectiveness of the Company’s internal control over financial reporting as of July 31, 2024. CohnReznick LLP has provided the Audit Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with CohnReznick LLP and management that firm’s independence. The Audit Committee has also reviewed and discussed with CohnReznick LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended July 31, 2024 be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Stephen M. Greenberg, Chairman
Mark N. Stein
Michael J. Weiss

OTHER INFORMATION

Submission of Proposals for the 2026 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2026 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than August 1, 2025. In addition, any stockholder proposal submitted with respect to the Company’s 2026 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and relevant interpretations thereof and other guidance related thereto, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 16, 2025.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 11, 2025, or not later than the date that is 60 days prior to the one-year anniversary of the Annual Meeting if such meeting takes place on any day other than January 9, 2026.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s 2024 Annual Report and Form 10-K may be obtained by contacting Investor Relations, Rafael Holdings, Inc., 520 Broad Street, Newark, NJ 07102; by email: invest@rafaelholdings.com; or by phone: (212) 658-1450 ext. 7.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 19, 2024

Joyce Mason Corporate Secretary

ANNEX A

Rafael Holdings, Inc.

2021 EQUITY INCENTIVE PLAN

(Amended and Restated on October 15, 2024)

Section 1.       Purpose; Definitions.    The purposes of the Rafael Holdings, Inc. 2021 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Rafael Holdings, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a)     “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b)    “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c)     “Approval Date” has the meaning defined below in Section 17.

(d)    “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.

(e)     “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(f)     “Board” means the Board of Directors of the Company, as constituted from time to time.

(g)    “Cash or Other Stock Based Award” means an award that is granted under Section 10.

(h)    “Cause” means (i) the Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that the Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) the Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) the Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

(i)     “Change in Control” shall mean the occurrence of any of the following events: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) directly or directly by: (i) any person who, together with such person’s Affiliates, on November 1, 2022, owned beneficially or of record securities representing 25% or more of the combined voting power of the Company’s then outstanding voting securities, (ii) one or more trusts solely for the benefit of any such persons and/or any Family Member(s) of such persons or (iii) one or more entities that are directly or indirectly controlled by such persons or and/or any Family Member(s) of such persons or (iv) as otherwise determined by

Annex A-1

the Committee), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(i)(i), Section 1(i)(iii), Section 1(i)(iv) or Section 1(i)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “Change in Control” by the Board.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(j)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(k)    “Committee” means the committee authorized to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director. Unless otherwise determined by the Board, the Compensation Committee of the Board will serve as the Committee.

(l)     “Director” means a member of the Board.

(m)   “Disability” means a condition rendering a Participant Disabled.

(n)    “Disabled” will have the same meaning as set forth in Section 22I(3) of the Code.

(o)    “Effective Date” has the meaning defined below in Section 17.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)    “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system (including, without limitation, the New York Stock Exchange), the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that exchange or system at the close of regular hours trading for the last preceding date on which there were sales of Shares on such exchange or system; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the last preceding date; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

(r)     “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any person sharing the household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than 50% of the voting interests.

Annex A-2

(s)     “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(t)     “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(u)    “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(v)    “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(w)    “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(x)    “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its Affiliates to whom an Award is granted.

(y)    “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(z)     “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(aa)   “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(bb)  “Securities Act” means the Securities Act of 1933, as amended.

(cc)   “Shares” means shares of the Company’s Class B common stock, par value $0.01, subject to substitution or adjustment as provided in Section 3(e) hereof.

(dd)  “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(ee)   “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

Section 2.       Administration.    The Plan shall be administered by the Committee; provided, that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a)     select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b)    determine the type of Award to be granted;

(c)     determine the number of Shares, if any, to be covered by each Award;

(d)    establish the other terms and conditions of each Award; and

(e)      modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.

Annex A-3

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to employees of the Company or its Subsidiaries who are not executive officers of the Company subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. The Committee may revoke any such delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3.       Shares Subject to the Plan.

(a)     Shares Subject to the Plan.    Subject to adjustment as provided in this Section 3, the maximum number of Shares that may be issued in respect of Awards under the Plan is 3,365,795 Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued in respect of Awards granted in substitution for equity-based awards of an entity acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, shall not reduce the maximum number of Shares available for delivery under the Plan.

(b)    Incentive Stock Option Limit.    Subject to adjustment as provided in Section 3(e) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 100% of the amount stated in the first sentence of Section 3(a) of the Plan.

(c)     Effect of the Expiration or Termination of Awards.    If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan.

(d)    Shares Withheld in Satisfaction of Taxes or Exercise Price.    Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will again become available for grant under the Plan.

(e)     Other Adjustment.    In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it deems equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

(f)     Change in Control.    Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i)     cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

Annex A-4

(ii)    cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;

(iii)   cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv)   cancel any Award in exchange for a substitute award;

(v)    redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi)   cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or

(vii)  take such other action as the Committee determines to be appropriate under the circumstances.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Notwithstanding any provision of this Section 3(f), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(f) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.

(g)    Foreign Holders.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

(h)    Annual Compensation Limitations for Non-Employee Directors.    Beginning with the first fiscal year following the year in which the Approval Date occurs, the aggregate amount of equity and cash compensation (collectively “Compensation”) payable to a Non-Employee Director with respect to a fiscal year, whether under the Plan or otherwise, for services as a Non-Employee Director, shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the fiscal year in which the applicable Non-Employee Director is initially elected or appointed to the Board (collectively, the “Director Limit”). Equity incentive awards shall be counted towards the Director Limit in the year in which they are granted, based on the grant date fair value of such awards for financial reporting purposes (but excluding the impact of estimated forfeitures related to service-based vesting provisions). Cash fees shall be counted towards the Director Limit in the year for which they are reported as compensation in the Company’s director compensation disclosures pursuant to Item 402 of Regulation S-K under the Securities Act, or a successor provision. The Director Limit shall not apply to (i) Compensation earned by a Non-Employee Director

Annex A-5

solely in his or her capacity as chairperson of the Board or lead independent director; (ii) Compensation earned with respect to services a Non-Employee Director provides in a capacity other than as a Non-Employee Director, such as an advisor or consultant to the Company; and (iii) Compensation awarded by the Board to a Non-Employee Director in extraordinary circumstances, as determined by the Board in its discretion, in each case provided that the Non-Employee Director receiving such additional Compensation does not participate in the decision to award such Compensation.

Section 4.       Eligibility.    Employees, Directors, consultants and other persons who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided that such persons are eligible to be issued securities of the Company registered on Form S-8 or exempt from registration under Rule 701 under the Securities Act, as applicable (or any successor provision). However, only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5.       Options.    Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a)     Option Price.    The exercise price per Share under an Option will be determined by the Committee and, in the case of an Incentive Stock Option, will not be less than 100% of Fair Market Value on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value on the date of the grant.

(b)    Option Term.    The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option. Unless otherwise specified by the Committee or required by the second sentence of this paragraph, each Option will have a term of 10 years (subject to earlier termination in accordance with other provisions of this Plan and the applicable award agreement).

(c)     Exercisability.    Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.

(d)    Method of Exercise.    Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price and any taxes required to be withheld in connection with such exercise, either by certified or bank check, in the manner described in the next sentence, or by such other means as the Committee may accept. Unless otherwise determined by the Committee (which determination may be made at any time), payment of the exercise price of an Option may be paid in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares

Annex A-6

issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value over (b) the Option exercise price, divided by (B) the then current Fair Market Value.

An Option will not confer upon the Participant any of the rights or privileges of a stockholder in the Company unless and until the Participant exercises the Option in accordance with the paragraph above and is issued Shares pursuant to such exercise.

(e)     Incentive Stock Option Limitations.    In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f)     Termination of Service.    Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 6.       Stock Appreciation Right.    Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of an underlying Share of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7.       Termination of Service.    Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a)     Termination by Reason of Death.    If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b)    Termination by Reason of Disability.    If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Annex A-7

(c)     Cause.    If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares that the Company has not yet delivered will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d)    Other Termination.    If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Section 8.       Restricted Stock.

(a)     Issuance.    Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.

(b)    Restrictions and Conditions.    The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i)     During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii)    While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the cash distributions or dividends will be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock, to the extent Shares are available under Section 3 of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii)   Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 9.       Restricted Stock Units.    Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution). Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Annex A-8

Section 10.     Cash or Other Stock Based Awards.    Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

Section 11.     Amendments and Termination.    Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.

Section 12.     Repricing Permitted.    The Committee may reprice Options or Stock Appreciation Rights without stockholder approval, whether such repricing is accomplished by (i) means of a cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancellation of outstanding Options or Stock Appreciation Rights with exercise prices or base prices per share in excess of the then current Fair Market Value for consideration payable in equity securities of the Company or cash, (iii) directly or indirectly reducing the exercise price or base price of outstanding Options or Stock Appreciation Rights, or (iv) any other method.

Section 13.     Conditions Upon Grant of Awards and Issuance of Shares.

(a)     The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b)    No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.

(c)     If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction over the issuance or sale of Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

Section 14.     Limits on Transferability; Beneficiaries.    No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members, to partnerships in which such family members are the only partners, to other similar estate planning vehicles, or to such other transferees as the Committee permits (taking into account the restrictions or requirements of applicable tax, securities and other laws). The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15.     Withholding of Taxes.    No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount.

Annex A-9

To the extent authorized by the Committee, the required tax withholding may be satisfied by the withholding of Shares subject to the Award based on the fair market value of those Shares, as determined by the Company, but in any case not in excess of the amount determined based on the maximum statutory tax rate in the applicable jurisdiction. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

Section 16.     General Provisions.

(a)     The Committee may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Committee believes are appropriate.

(b)    The Awards, and any Shares subject thereto, will be subject to the Company’s stock ownership, securities trading, anti-hedging and other similar policies as in effect from time to time.

(c)     All Shares or other securities delivered under the Plan will be subject to such stop-transfer orders and other restrictions as the Board may deem necessary to reflect the terms of the applicable Award or advisable to comply with the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law.

(d)    Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(e)     Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(f)     The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Section 17.     Effectiveness of Plan.    The Plan became effective on November 10, 2021 (the “Effective Date”), the date it was approved by the Board; and was approved by the stockholders of the Company at its annual meeting of stockholders on January 19, 2022(the “Approval Date”). The Board amended the Plan on October 26, 2022 to increase the amount of authorized shares under the Plan to 2,615,795 shares of Class B Common Stock and on November 14, 2022 to change the definition of Change in Control. The Company’s stockholders approved such amendments to the Plan on January 23, 2023. The Board amended the Plan on October 15, 2024 to increase the amount of authorized shares under the Plan to 3,365,795 shares of Class B Common Stock. The Company’s stockholders approved such amendment to the Plan on January 9, 2025.

Section 18.     Term of Plan.    Unless extended with the approval of the stockholders of the Company, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards shall thereafter be granted under the Plan.

Section 19.     Invalid Provisions.    In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 20.     Governing Law.    The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Annex A-10

Section 21.     Notices.    Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

Annex A-11

ANNUAL MEETING OF STOCKHOLDERS OF RAFAEL HOLDINGS, INC. January 9, 2025 Important Notice Regarding the Availability of Proxy Materials for the Rafael Holdings, Inc.: Stockholders Meeting to be Held on January 9, 2025: The Notice of Annual Meeting and Proxy Statement and the Fiscal 2024 Annual Report are available at: https://rafaelholdings.irpass.com/Annual_Reports Please complete, sign, date and mail your proxy card in the envelope provided, or vote via the Internet, as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003333330300001000 6 010925 THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES AND “FOR” PROPOSALS 2 AND 3 . PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: NOMINEES: Susan Y. Bernstein Stephen M. Greenberg Howard S. Jonas Mark N. Stein Michael J. Weiss 2. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2025. 3. To approve an amendment to the Rafael Holdings, Inc. 2021 Equity Incentive that will increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 750,000. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF RAFAEL HOLDINGS, INC. January 9, 2025 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, a clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Rafael Holdings, Inc.: Stockholders Meeting to be Held on January 9, 2025: The Notice of Annual Meeting and Proxy Statement and the Fiscal 2024 Annual Report are available at: https://rafaelholdings.irpass.com/Annual_Reports Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00003333330300001000 6 010925 THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES AND “FOR” PROPOSALS 2 AND 3 . PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: NOMINEES: Susan Y. Bernstein Stephen M. Greenberg Howard S. Jonas Mark N. Stein Michael J. Weiss 2. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2025. 3. To approve an amendment to the Rafael Holdings, Inc. 2021 Equity Incentive that will increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 750,000. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Electronic Distribution If you would like to receive future RAFAEL HOLDINGS, INC. proxy statements and annual reports electronically, please visit https://equiniti.com/us/ast-access. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address. 0 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RAFAEL HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS 520 Broad Street, Newark, New Jersey 07102 (212) 658-1450 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 9, 2025 The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Rafael Holdings, Inc. to be held at the offices of Rafael Holdings, Inc., 520 Broad Street, 4th Floor, Newark, New Jersey 07102 on January 9, 2025 at 11:30 a.m. local time, and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. (Continued and to be signed on the reverse side) 1.1 14475